                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                  April 30, 2003

                                               FIRST M&F CORPORATION
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                No. 0-9424                         No. 64-0636653
--------------------------------------               ----------------                   --------------------
(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         134 West Washington Street
         Kosciusko, Mississippi                                                39090
-----------------------------------------------------------            --------------------
(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (662) 289-5121

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Required FD Dislosure.

On April 30, 2003, First M&F Corp. announced by press release that it would present at the Sterne, Agee & Leach Bank Symposium on May 7, 2003. A copy of this press release is attached hereto as Exhibit 99.1. A complete copy of the presentation can be found online at www.mfbank.com.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                  (c)      Exhibits.

                           99.1  Press Release issued by First M&F Corporation dated April 30,
                                 2003 headed "First M&F Corp. First M&F Corp. to Present at Sterne,
                                 Agee & Leach Bank Symposium.  Investors May Listen to Live Broadcast"

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 13, 2003

                                                     FIRST M&F CORPORATION

                                                     By:    /s/ Robert C. Thompson, III
                                                           -------------------------------------------
                                                     Name:    Robert C. Thompson, III
                                                     Title:   Executive Vice President and
                                                              Chief Financial Officer

                        Exhibit 99.1 to First M&F Form 8-K

===================================================================================================================
First M&F Corp. Investor Information
===================================================================================================================
CONTACT:  Hugh S. Potts, Jr.
          Chief Executive Officer
          (662) 289-8501

April 30, 2003

FOR IMMEDIATE RELEASE

First M&F Corp. to Present at Sterne, Agee & Leach Bank Symposium

Investors May Listen to Live Broadcast

KOSCIUSKO, Miss.- First M&F Corp. (NASDAQ:FMFC) will address investors attending the Sterne, Agee & Leach, Inc.
Bank Symposium in Birmingham, Alabama on May 7, 2003. First M&F Corp. is scheduled to present at 11:20 a.m.
Central Daylight Time.

Investors may listen to a live listen-only webcast of First M&F Corp. Chairman and CEO, Hugh S. Potts, Jr.'s
comments by linking to "Bank Symposium Webcast" on the Sterne, Agee & Leach website, www.sterneagee.com. The presentation will be archived and available for 30 days.

First M&F Corp., the parent of M&F Bank, is committed to proceed with its mission of making the mid-south better through the delivery of excellence in financial services to 22 communities in Mississippi and Tennessee.

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